Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition - Acquisition of sum.cumo GmbH [Member]
$ in Thousands
Feb. 06, 2020 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition [Line Items]
Net assets excluding cash acquired	$ 466
Intangible assets	9,730
Deferred tax liabilities	(3,211)
Goodwill	14,521
Total assets acquired, net of acquired cash	$ 21,506